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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 25, 2004
                Date of Report (Date of earliest event reported)

                                 PXRE GROUP LTD.


             (Exact name of registrant as specified in its charter)



         Bermuda                           1-15259               98-0214719
(State or other jurisdiction             (Commission          (I.R.S. Employer
of incorporation or organization)          File No.)         Identification No.)



         PXRE House                               P.O. Box HM 1282
         110 Pitts Bay Road                       Hamilton HM FX
         Pembroke HM 08                           Bermuda
         Bermuda
         (Address, including zip code,
         of principal executive offices)          (Mailing address)


                                 (441) 296-5858
              (Registrant's telephone number, including area code)




ITEM 5.  OTHER EVENTS

On June 25, 2004, PXRE Reinsurance Ltd. entered into a $100 million Letter of Credit Facility Agreement and Security Agreement with Barclays Bank PLC. The Letter of Credit Facility Agreement is a 1-year secured facility that allows PXRE Reinsurance Ltd. to issue up to $100 million in letters of credit. The Letter of Credit Facility Agreement and Security Agreement are attached as
Exhibit 10.1 and 10.2.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c)     Exhibits

Exhibit No.   Description

 10.1 Letter of Credit Facility Agreement, dated June 25, 2004, between PXRE Reinsurance Ltd., as Borrower, and Barclays Bank PLC, as Issuer.

 10.2 Security Agreement, dated June 25, 2004, between Barclays Bank PLC, as Secured Party, and PXRE Reinsurance Ltd., as Borrower.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 PXRE GROUP LTD.
                                 ---------------
                                  (Registrant)





          By:    /s/ John Modin
          -----------------------------------------
          Name:  John Modin
          Title: Executive Vice President and
                 Chief Financial Officer



Date: June 25, 2004